Income Taxes	12 Months Ended
Dec. 31, 2017
Components Of Income Tax Expense Benefit Continuing Operations [Abstract]
Income Taxes

NOTE 23 – Income Taxes

The provision for income taxes consists of the following (in thousands):

	Year Ended December 31,
	2017	2016	2015
Current taxes:
Federal	$(29,396)	$7,927	$43,962
State	(334)	5,818	9,672
Foreign	(1,734)	1,255	1,329
	(31,464)	15,000	54,963
Deferred taxes:
Federal	114,842	39,127	(9,396)
State	1,728	6,261	3,056
Foreign	1,559	674	608
	118,129	46,062	(5,732)
Provision for income taxes	$86,665	$61,062	$49,231

Reconciliation of the statutory federal income tax rate with our company’s effective income tax rate is as follows (in thousands):

	Year Ended December 31,
	2017	2016	2015
Statutory rate	$94,338	$49,904	$49,548
State income taxes, net of federal income tax	6,721	7,688	7,908
Investment in subsidiary	—	—	(4,800)
Change in uncertain tax position	1,544	41	(3,903)
Non-deductible litigation expense	—	7,700	—
Foreign tax rate difference	(412)	(1,810)	(106)
Excess tax benefit from stock-based compensation	(57,431)	—	—
Revaluation of deferred tax assets	42,443	—	—
Other, net	(538)	(2,461)	584
	$86,665	$61,062	$49,231

Tax effect of temporary differences and carryforwards that comprise significant portions of deferred tax assets and liabilities (in thousands):

	December 31,
	2017	2016
Deferred tax assets:
Deferred compensation	$71,687	$181,575
Accrued expenses	33,957	35,443
Net operating loss carryforwards	31,986	40,266
Receivable reserves	22,679	22,870
Depreciation	4,012	12,550
Total deferred tax assets	164,321	292,704
Valuation allowance	(4,285)	(8,768)
	160,036	283,936
Deferred tax liabilities:
Goodwill and other intangibles	(38,982)	(49,481)
Unrealized gain on investments	(11,081)	(1,459)
Prepaid expenses	(2,834)	(4,557)
Other	(1,987)	(2,986)
	(54,884)	(58,483)
Net deferred tax asset	$105,152	$225,453

On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (“Tax Legislation”) was signed into law making significant changes to the Internal Revenue Code. Changes include, but are not limited to, a corporate tax rate decrease from 35% to 21% effective for tax years beginning after December 31, 2017, the transition of U.S international taxation from a worldwide tax system to a territorial system, and a one-time transition tax on the mandatory deemed repatriation of cumulative foreign earnings as of December 31, 2017.

In December 2017, the SEC staff issued Staff Accounting Bulletin No. 118, Income Tax Accounting Implications of the Tax Cuts and Jobs Act (“SAB 118”), which allows us to record provisional amounts during a measurement period not to extend beyond one year of the enactment date.

The Company has calculated an estimate of the impact of the Tax Legislation in its year end income tax provision in accordance with its understanding of the Tax Legislation and guidance available as of the date of this filing and as a result has recorded $42.4 million as an additional income tax expense in the fourth quarter of 2017, the period in which the legislation was enacted. The provisional amount related to the re-measurement of certain deferred tax assets and liabilities is based on the rates at which they are expected to reverse in the future.  In addition, the Tax Legislation includes a one-time mandatory repatriation transition tax on the net accumulated earnings and profits of a U.S. taxpayer’s foreign subsidiaries. We have performed an initial earnings and profits analysis and have determined that there was no income tax effect in the current period, which we consider to be a provisional analysis.  In accordance with SAB 118, any subsequent adjustments to these amounts will be recorded to current tax expense in the quarter of 2018 when the analysis is complete.

Our net deferred tax asset at December 31, 2017, includes net operating loss carryforwards of $334.3 million that expire between 2020 and 2037. Certain of our net operating loss carryforwards do not expire. A valuation allowance is recorded to the extent that it is more likely than not that any portion of the deferred tax asset will not be realized. The valuation allowance was decreased by $4.5 million due to 1) an inactive foreign entity was formally dissolved and 2) a change in the federal tax rate as a result of the enactment of the Tax Cuts and Jobs Act in the fourth quarter of 2017. We believe the realization of the remaining net deferred tax asset of $105.2 million is more likely than not based on the ability to carry back losses against prior year taxable income and expectations of future taxable income.

The current tax payable, included in accounts payable and accrued expenses, is $4.2 million and $16.0 million as of December 31, 2017 and 2016, respectively. At December 31, 2017, the Company has a tax receivable of $54.3 million, included in other assets, which is primarily attributable to tax deductions that the Company will realize as a result of the actions taken to maximize tax savings in response to the Tax Legislation that was enacted in the fourth quarter of 2017 and prior year tax overpayments.

We have recorded income tax expense at U.S. tax rates on all profits, except for undistributed profits of our foreign subsidiaries that are considered indefinitely reinvested. Determination of the amount of unrecognized deferred tax liability related to indefinitely reinvested profits is not feasible. If management’s intentions or U.S. tax laws change in the future, there may be a significant impact on the provision for income taxes to record a change in the tax liability in the period the change occurs.

Uncertain Tax Positions

As of December 31, 2017 and 2016, we had $3.2 million and $1.8 million, respectively, of gross unrecognized tax benefits, all of which, if recognized, would impact the effective tax rate. We recognize interest and penalties related to uncertain tax positions in provision for income taxes in the consolidated statements of operations. As of December 31, 2017 and 2016, we had accrued interest and penalties of $0.5 million and $0.7 million, respectively, before benefit of federal tax deduction, included in accounts payable and accrued expenses on our consolidated statements of financial condition. The amount of interest and penalties recognized on our consolidated statements of operations for the years ended December 31, 2017, 2016, and 2015, was not significant.

The following table summarizes the activity related to our company’s unrecognized tax benefits from January 1, 2015 to December 31, 2017 (in thousands):

	Year Ended December 31,
	2017	2016	2015
Beginning balance	$1,800	$2,717	$5,510
Increase related to prior year tax positions	3,036	5	1,206
Decrease related to prior year tax positions	(287)	(31)	(33)
Increase related to current year tax positions	—	—	—
Decrease related to settlements with taxing authorities	(171)	(42)	(4,815)
Decrease related to lapsing of statute of limitations	(1,198)	—	—
Increase/(decrease) related to business acquisitions	—	(849)	849
Ending balance	$3,180	$1,800	$2,717

We file income tax returns with the U.S. federal jurisdiction, various states, and certain foreign jurisdictions. We are not subject to U.S. federal examination for taxable years before 2012. We are not subject to certain state and local, or non-U.S. income tax examinations for taxable years before 2010.

There is a reasonable possibility that the unrecognized tax benefits will change within the next 12 months as a result of the expiration of various statutes of limitations or for the resolution of U.S. federal and state examinations, but we do not expect this change to be material to the consolidated financial statements.